UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2011

ITEM 1.         SCHEDULE OF INVESTMENTS

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 49.8%
CONSUMER DISCRETIONARY — 7.0%
Automobiles — 2.4%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000	$1,414,132
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	1,000,000	1,017,321
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	70,000	71,391
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000	1,236,000
Total Automobiles				3,738,844
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000	5,288
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000	55,950
Total Diversified Consumer Services				61,238
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000	217,500
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	380,000	325,850	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	146,000	140,160	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	110,000	110,550
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	170,000	154,700	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	191,250
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	110,000	96,250	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	100,000	10	(c)(d)(e)
Total Hotels, Restaurants & Leisure				1,236,270
Media — 3.4%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	30,000	30,300
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	108,083	123,215
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	270,000	172,800	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	280,000	300,300	(a)
Comcast Corp.	5.900%	3/15/16	400,000	457,626
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,219,668
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	250,000	254,375
DISH DBS Corp., Senior Notes	7.000%	10/1/13	600,000	622,500
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000	392,700
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	120,000	121,500
News America Inc.	8.875%	4/26/23	400,000	529,464
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000	1,243,547
Total Media				5,467,995
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	330,000	287,100
Specialty Retail — 0.0%
American Greetings Corp., Senior Notes	7.375%	6/1/16	20,000	20,350
Textiles, Apparel & Luxury Goods — 0.2%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	255,000	280,500
TOTAL CONSUMER DISCRETIONARY				11,092,297
CONSUMER STAPLES — 5.8%
Food & Staples Retailing — 5.2%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	700,000	805,273	(a)
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	776,560	826,648	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	1,637,094	1,839,504
CVS Pass-Through Trust	7.507%	1/10/32	1,938,346	2,284,244	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	885,209	923,689
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	765,017	805,142
Delhaize Group, Senior Notes	5.700%	10/1/40	235,000	243,510
Safeway Inc., Notes	5.800%	8/15/12	500,000	519,185
Total Food & Staples Retailing				8,247,195

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food Products — 0.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	714,462	$864,571	(d)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000	132,000
TOTAL CONSUMER STAPLES				9,243,766
ENERGY — 5.9%
Energy Equipment & Services — 0.4%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	150,000
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	270,000	264,600
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	155,000	146,475	(a)
Total Energy Equipment & Services				561,075
Oil, Gas & Consumable Fuels — 5.5%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	675,005
Arch Coal Inc., Senior Notes	7.000%	6/15/19	750,000	712,500	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	160,000	179,200
Burlington Resources Finance Co.	7.400%	12/1/31	450,000	631,428
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	300,000	319,500
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	170,035
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	750,000	675,000	(a)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	463,100
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	440,715
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	220,793
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	500,000	440,000
Hess Corp., Notes	7.875%	10/1/29	350,000	470,996
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	390,000	400,004
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	340,000	340,000	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	140,000	151,900
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	134,375
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	199,800
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	750,000	753,750
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000	296,825
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	220,000	228,800	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	668,000	781,481
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	63,000	82,353
Total Oil, Gas & Consumable Fuels				8,767,560
TOTAL ENERGY				9,328,635
FINANCIALS — 8.7%
Capital Markets — 1.2%
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	900,000	912,932	(f)
Morgan Stanley, Notes	6.600%	4/1/12	1,000,000	1,021,721	(f)
Total Capital Markets				1,934,653
Consumer Finance — 1.8%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	323,967
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000	742,023
HSBC Finance Corp.	4.750%	7/15/13	1,670,000	1,726,496	(f)
Total Consumer Finance				2,792,486
Diversified Financial Services — 5.1%
Air 2 US, Notes	8.027%	10/1/19	2,553,635	2,528,099	(a)
Citigroup Inc.	6.625%	6/15/32	1,000,000	966,601
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,386,900
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,369,090	(f)
Liberty Media LLC	3.750%	2/15/30	1,860,000	990,450
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	150,000	144,000
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	537,299
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	100,000	(a)
Total Diversified Financial Services				8,022,439
Insurance — 0.6%
XL Capital Ltd.	5.250%	9/15/14	1,000,000	1,041,199
TOTAL FINANCIALS				13,790,777

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
HEALTH CARE — 0.9%
Health Care Providers & Services — 0.9%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	200,000	$196,500
HCA Inc., Debentures	7.500%	11/15/95	185,000	138,750
HCA Inc., Notes	6.375%	1/15/15	430,000	418,175
HCA Inc., Notes	7.690%	6/15/25	90,000	81,000
HCA Inc., Senior Notes	6.250%	2/15/13	85,000	86,169
HCA Inc., Senior Secured Notes	6.500%	2/15/20	310,000	303,025
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	197,262
TOTAL HEALTH CARE				1,420,881
INDUSTRIALS — 11.4%
Aerospace & Defense — 0.8%
Boeing Co., Notes	6.125%	2/15/33	600,000	748,110
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	535,000	546,369
Total Aerospace & Defense				1,294,479
Airlines — 9.8%
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	2,224,780	2,224,780
Continental Airlines Inc.	7.160%	9/24/14	223,664	216,955	(d)
Continental Airlines Inc.	6.820%	5/1/18	913,728	936,571
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	822,945	839,404
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1,090,437	1,101,341
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	675,130	692,008
Continental Airlines Inc., Pass-Through Certificates, 2000-1 A-1	8.048%	11/1/20	524,480	545,459
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	250,000	252,500	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	164,920	160,797
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	67,000	69,010	(a)
JetBlue Airways Corp., Pass-Through Certificates	0.736%	11/15/16	1,050,000	960,750	(b)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	477,027	485,971	(d)
Northwest Airlines Inc.	0.758%	2/6/15	2,537,494	2,372,557	(b)(d)
US Airways Pass-Through Trust	6.850%	1/30/18	2,765,427	2,696,291	(d)
US Airways Pass-Through Trust, Secured Notes	7.125%	10/22/23	2,000,000	1,900,000
Total Airlines				15,454,394
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	65,000	45,500	(a)(e)
Commercial Services & Supplies — 0.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	310,000	288,300	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	170,000	178,500	(a)
Total Commercial Services & Supplies				466,800
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	127,373
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	208,000	225,160
Total Road & Rail				352,533
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	129,000	127,710	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	245,000	235,200
Total Trading Companies & Distributors				362,910
TOTAL INDUSTRIALS				17,976,616
INFORMATION TECHNOLOGY — 0.5%
IT Services — 0.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	138,450	111,452	(g)
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	617,166
Total IT Services				728,618

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	80,000	$81,400
TOTAL INFORMATION TECHNOLOGY				810,018
MATERIALS — 2.6%
Chemicals — 0.7%
Dow Chemical Co.	6.000%	10/1/12	1,000,000	1,045,640
Metals & Mining — 0.8%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	730,000	782,925
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	445,000	452,788
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	130,000	124,150	(a)
Total Metals & Mining				1,359,863
Paper & Forest Products — 1.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	227,950
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	595,000	441,787	(c)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	100,000	104,750	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	940,000	937,482
Total Paper & Forest Products				1,711,969
TOTAL MATERIALS				4,117,472
TELECOMMUNICATION SERVICES — 3.1%
Diversified Telecommunication Services — 1.5%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	177,702
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	18,875
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	633,646
France Telecom SA, Notes	8.500%	3/1/31	600,000	830,941
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	35,000	35,481
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	340,000	346,800
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	140,000	140,000
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	162,000
Total Diversified Telecommunication Services				2,345,445
Wireless Telecommunication Services — 1.6%
Cingular Wireless LLC	6.500%	12/15/11	250,000	252,806
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,450,000	1,464,500
True Move Co., Ltd.	10.750%	12/16/13	590,000	625,400	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	200,000	212,000	(a)
Total Wireless Telecommunication Services				2,554,706
TOTAL TELECOMMUNICATION SERVICES				4,900,151
UTILITIES — 3.9%
Electric Utilities — 1.7%
Duke Energy Corp., Notes	6.250%	1/15/12	250,000	253,692
EEB International Ltd., Senior Bonds	8.750%	10/31/14	820,000	836,400	(a)
FirstEnergy Corp., Notes	6.450%	11/15/11	27,000	27,147
FirstEnergy Corp., Notes	7.375%	11/15/31	1,020,000	1,258,010
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	250,000	262,079
Total Electric Utilities				2,637,328
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	25,793
Independent Power Producers & Energy Traders — 1.7%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	387,000
AES Corp., Senior Notes	8.000%	10/15/17	525,000	527,625
AES Corp., Senior Notes	8.000%	6/1/20	100,000	100,000
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	700,000	675,500	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	180,000	120,600
Edison Mission Energy, Senior Notes	7.625%	5/15/27	179,000	98,450
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	885,000	862,875
Total Independent Power Producers & Energy Traders				2,772,050

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Multi-Utilities — 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	770,000	$803,722
TOTAL UTILITIES				6,238,893
TOTAL CORPORATE BONDS & NOTES (Cost — $76,060,241)				78,919,506
ASSET-BACKED SECURITIES — 34.0%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,121,581	836,809
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	0.635%	2/25/34	639,536	498,248	(b)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	0.855%	10/25/34	400,000	334,226	(b)
Amortizing Residential Collateral Trust, 2004-1 A5	0.735%	10/25/34	257,673	222,243	(b)
Argent Securities Inc., 2003-W3 M1	1.360%	9/25/33	212,413	186,839	(b)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,801,274	2,829,287	(d)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	360,315	387,883	(b)(e)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	100,000	145,886	(b)
Bayview Financial Acquisition Trust, 2007-B 2A1	0.537%	8/28/47	457,600	443,002	(b)
Bayview Financial Asset Trust, 2004-SSRA A1	0.835%	12/25/39	361,190	283,534	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A A	0.685%	3/25/37	2,122,421	1,477,735	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M1	1.035%	3/25/37	1,395,696	893,246	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M3	1.385%	3/25/37	529,403	269,995	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M4	1.735%	3/25/37	144,382	60,641	(a)(b)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	1,053,963	776,560	(d)
Bear Stearns Asset Backed Securities Trust, 2007-SD1 1A3A	6.500%	10/25/36	1,294,793	953,317
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	303,083
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.435%	11/25/45	189,190	133,696	(a)(b)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	395,018	404,551
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.615%	8/25/34	375,763	332,876	(b)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.355%	6/25/36	786,544	505,506	(b)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.135%	10/25/47	1,155,359	821,772	(b)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.235%	8/25/47	57,923	35,912	(a)(b)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.357%	11/15/36	529,736	402,098	(b)
Countrywide Home Equity Loan Trust, 2007-B A	0.379%	2/15/37	610,515	432,232	(b)
Countrywide Home Equity Loan Trust, 2007-GW A	0.979%	8/15/37	1,223,902	977,352	(b)
Credit-Based Asset Servicing & Securitization, 2005-CB4 M1	0.655%	8/25/35	2,000,000	1,355,946	(b)
Credit-Based Asset Servicing & Securitization LLC, 2004-CB2 M1	1.015%	7/25/33	2,209,205	1,554,662	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.855%	1/25/35	780,000	695,580	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	900,000	718,000	(a)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.705%	5/25/44	27,768	26,977	(a)(b)
Educap Student Loan Asset-Backed Notes, 2004-1 B	2.030%	6/25/38	1,500,000	1,320,000	(b)(d)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.235%	5/26/37	152,112	136,549	(a)(b)
EMC Mortgage Loan Trust, 2003-B A1	0.785%	11/25/41	85,243	74,819	(a)(b)
First Horizon ABS Trust, 2007-HE1 A	0.365%	9/25/29	778,873	564,129	(b)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	1,747,652	1,629,905	(a)
Fremont Home Loan Trust, 2006-2 2A2	0.345%	2/25/36	109,408	108,330	(b)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — Continued
Global Franchise Trust, 1998-1 A2	6.659%	10/10/11	42,425	$42,035	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.985%	2/25/31	428,641	353,002	(a)(b)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	93,374	41,128
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	140,245	117,244
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	39,713	27,920
Green Tree Recreational Equiptment & Consumer Trust, 1996-C CTFS	7.650%	10/15/17	7,567	6,920
Greenpoint Manufactured Housing, 1999-2 A2	3.099%	3/18/29	275,000	220,000	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.731%	6/19/29	125,000	100,000	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.731%	2/20/30	125,000	100,000	(b)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	706,000	772,209	(b)
Greenpoint Manufactured Housing, 2000-4 A3	2.187%	8/21/31	800,000	645,600	(b)(d)
Greenpoint Manufactured Housing, 2000-6 A3	2.215%	11/22/31	225,000	186,440	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.706%	2/20/32	300,000	196,234	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.687%	3/13/32	375,000	238,244	(b)
GSAA Home Equity Trust, 2004-8 A3A	0.605%	9/25/34	236,780	207,890	(b)
GSAA Home Equity Trust, 2006-19 A3A	0.475%	12/25/36	808,638	354,052	(b)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,965,962	1,657,479
GSRPM Mortgage Loan Trust, 2006-1 A1	0.535%	3/25/35	150,545	126,403	(a)(b)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.535%	9/25/36	300,167	231,721	(a)(b)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	218,722	217,883
Lehman XS Trust, 2006-GP4 3A1A	1.465%	8/25/46	9	9	(b)
Lehman XS Trust, 2007-1 WF1	5.694%	1/25/37	897,779	499,333	(b)
Merit Securities Corp., 13 A4	7.925%	12/28/33	2,595,665	2,795,653	(b)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.235%	3/25/33	22,647	19,537	(b)
Morgan Stanley Capital Inc., 2003-NC9 M	1.360%	9/25/33	1,936,619	1,383,922	(b)
MSDWCC Heloc Trust, 2003-2 A	0.740%	4/25/16	111,003	101,399	(b)
New Century Home Equity Loan Trust, 2004-2 A2	0.605%	8/25/34	475,320	358,925	(b)
New Century Home Equity Loan Trust, 2004-3 M1	1.165%	11/25/34	917,006	616,664	(b)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	257,139	249,636	(b)
Option One Mortgage Loan Trust, 2003-2 A2	0.835%	4/25/33	412,859	335,876	(b)
Origen Manufactured Housing, 2006-A A2	3.708%	10/15/37	2,700,000	1,701,000	(b)
Origen Manufactured Housing, 2007-A A2	3.708%	4/15/37	3,600,000	2,196,000	(b)
PAMCO CLO, 1997-1A B	7.910%	8/6/11	775,612	286,977	(c)(d)(h)
Park Place Securities Inc., 2004-WCW1 M2	0.915%	9/25/34	1,900,000	1,688,959	(b)
Park Place Securities Inc., 2004-WHQ2 M2	0.865%	2/25/35	750,000	578,168	(b)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	672,000	(a)
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.440%	7/25/42	3,000,000	2,385,000	(b)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.275%	6/25/34	400,842	329,576	(b)
RAAC Series, 2007-RP1 M1	0.785%	5/25/46	210,000	31,649	(a)(b)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	558,392	550,735
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	435,109
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.615%	11/25/35	762,235	465,185	(b)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.715%	3/25/34	383,534	253,325	(b)
Residential Asset Securities Corp., 2001-KS3 AII	0.695%	9/25/31	300,571	225,148	(b)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	518,709	522,720	(b)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	758,937	733,665	(b)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	928,269	960,238	(a)
SLM Student Loan Trust, 2001-4 B	0.753%	1/25/21	1,000,000	998,167	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	766,870	696,006
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	110,895	107,157	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.938%	3/25/35	521,283	362,536	(b)
Structured Asset Securities Corp., 2006-GEL3 A2	0.465%	7/25/36	1,800,000	1,295,399	(a)(b)
Structured Asset Securities Corp., 2007-BC1 A2	0.285%	2/25/37	394,255	376,438	(b)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — Continued
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	752,608	$756,641	(b)
TOTAL ASSET-BACKED SECURITIES (Cost — $51,772,510)				53,944,582
COLLATERALIZED MORTGAGE OBLIGATIONS — 40.5%
American Home Mortgage Investment Trust, 2007-A 4A	0.685%	7/25/46	787,887	231,563	(a)(b)
Banc of America Funding Corp., 2004-B 6A1	3.023%	12/20/34	562,342	264,216	(b)
Bayview Commercial Asset Trust, 2005-3A A2	0.635%	11/25/35	644,680	490,043	(a)(b)
Bayview Commercial Asset Trust, 2005-4A A1	0.535%	1/25/36	366,188	263,975	(a)(b)
BCAP LLC Trust, 2009-RR12 2A2	0.578%	3/26/35	1,844,014	990,608	(a)(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.453%	4/25/34	345,558	325,511	(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.875%	4/25/34	459,639	379,065	(b)
Bear Stearns Alt-A Trust, 2004-08 1A	0.935%	9/25/34	238,085	185,334	(b)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.015%	1/25/36	1,135,728	564,301	(b)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	885,456	161,153	(a)(d)
Bella Vista Mortgage Trust, 2004-2 A1	0.605%	2/25/35	2,024,474	1,054,512	(b)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	312,750	11,884	(a)(b)(d)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.555%	7/25/35	1,502,608	761,704	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.485%	8/25/35	1,413,138	916,010	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.465%	10/25/35	2,002,668	1,350,778	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.435%	10/25/36	1,785,889	1,053,141	(a)(b)
CNL Funding, 1998-1 C2	0.980%	9/18/11	1,795,195	1,593,235	(a)(b)(h)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1	2.254%	4/20/35	2,990,522	2,204,275	(b)
Countrywide Home Loans, 2004-R1 1AF	0.635%	11/25/34	1,518,830	1,250,456	(a)(b)
Countrywide Home Loans, 2004-R2 1AF1	0.655%	11/25/34	455,450	375,045	(a)(b)
Countrywide Home Loans, 2004-R2 1AF2	0.655%	11/25/34	1,024,763	843,851	(a)(b)
Countrywide Home Loans, 2005-7 1A1	0.505%	3/25/35	1,424,585	1,089,816	(b)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	1,347,945	1,322,562	(a)
Countrywide Home Loans, 2006-HYB4 3B	5.227%	6/20/36	1,261,393	667,947	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.535%	5/25/35	1,596,246	1,017,599	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.595%	3/25/35	758,964	615,903	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2007-C3 A4	5.903%	6/15/39	242,000	252,015	(b)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.530%	3/26/35	427,790	399,984	(a)(b)
Extended Stay America Trust, 2010-ESHA XB1, IO	1.368%	1/5/16	20,500,000	294,851	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.411%	4/25/20	11,226,405	846,877	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.841%	6/25/20	991,230	100,502	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO	1.684%	8/25/20	5,860,311	543,868	(b)
GMAC Commercial Mortgage Securities Inc., 1998-C2 F	6.500%	5/15/35	955,836	989,546	(a)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.505%	11/25/46	1,686,682	793,078	(b)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.505%	11/25/46	1,540,267	739,328	(b)
GS Mortgage Securities Corp., 2010-C1 X, IO	1.706%	8/10/43	12,856,542	1,218,234	(a)(b)
GS Mortgage Securities Corp., IO	2.370%	2/10/21	6,193,228	246,603	(a)(b)
GS Mortgage Securities Corp., IO	1.336%	3/10/44	16,115,053	953,608	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS –– Continued
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,524,037	$1,524,287	(a)(b)
GSMPS Mortgage Loan Trust, 2004-4 1AF	0.635%	6/25/34	946,353	763,713	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.585%	1/25/35	268,011	221,769	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 2A1	3.828%	1/25/35	1,507,686	1,366,889	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.585%	9/25/35	1,229,763	990,567	(a)(b)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.630%	11/19/34	161,380	90,395	(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.642%	1/19/35	405,228	363,372	(b)
Harborview Mortgage Loan Trust, 2005-9 B10	1.963%	6/20/35	1,079,207	76,537	(b)
Impac CMB Trust, 2004-9 1A1	0.995%	1/25/35	52,977	38,558	(b)
IMPAC CMB Trust, 2005-2 2A2	0.635%	4/25/35	328,597	260,971	(b)
Impac CMB Trust, 2A-10	0.875%	3/25/35	428,311	283,686	(b)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.109%	8/25/37	4,434,152	2,682,307	(b)
Indymac Manufactured Housing Contract, A2-2	6.170%	12/25/11	235,241	234,334
Jefferies & Co., 2009-B 9A	0.561%	11/21/35	157,881	303,226	(a)(b)(d)
JP Morgan Mortgage Trust, 2005-A6 3A3	2.778%	9/25/35	630,000	435,115	(b)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,100,000	527,824	(b)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.862%	4/25/37	300,000	236,836	(b)
JPMorgan Reremic, 2009-5 6A1	5.862%	4/26/37	138,494	137,364	(a)(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.879%	6/15/36	433,612	179	(a)(b)(e)
Luminent Mortgage Trust, 2006-6 A1	0.435%	10/25/46	1,031,935	625,680	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.721%	11/21/34	2,000,000	1,864,158	(b)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.635%	11/25/33	173,848	166,921	(b)
MASTR ARM Trust, 2004-7 6M1	0.885%	8/25/34	800,000	614,839	(b)
Merit Securities Corp., 11PA 3A1	0.857%	4/28/27	163,840	133,704	(a)(b)
Merit Securities Corp., 11PA B3	2.487%	9/28/32	850,000	541,709	(a)(b)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	837,447	507,638	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.428%	12/25/34	457,473	414,317	(b)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	3,498,381	216,550	(b)(d)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.908%	7/25/34	7,318,339	87,074	(b)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.291%	7/25/34	2,480,276	23,811	(b)(d)
Regal Trust IV, 1999-1 A	2.838%	9/29/31	92,587	82,547	(a)(b)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,221,191	1,217,726
Residential Asset Mortgage Products, Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	217,104	180,301
Residential Asset Securitization Trust, 2003-A1 A2	0.735%	3/25/33	25,193	25,149	(b)
Sequoia Mortgage Trust, 2003-2 A2	1.115%	6/20/33	46,476	36,759	(b)
Sequoia Mortgage Trust, 2004-10 A1A	0.523%	11/20/34	28,520	24,735	(b)
Sequoia Mortgage Trust, 2004-11 A1	0.513%	12/20/34	42,705	34,987	(b)
Sequoia Mortgage Trust, 2004-12 A1	0.483%	1/20/35	343,942	260,619	(b)
Structured Asset Securities Corp., 1998-RF2 A	7.862%	7/15/27	423,119	428,031	(a)(b)
Structured Asset Securities Corp., 2002-9 A2	0.535%	10/25/27	937,441	786,987	(b)
Structured Asset Securities Corp., 2003-9A 2A2	2.386%	3/25/33	239,553	211,622	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.635%	9/25/33	253,067	219,415	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	890,000	869,473
Structured Asset Securities Corp., 2005-RF2 A	0.585%	4/25/35	1,217,134	971,182	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.910%	6/25/35	2,030,466	1,680,995	(a)(b)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.875%	9/25/43	846,023	759,231	(b)
Thornburg Mortgage Securities Trust, 2004-03 A	0.975%	9/25/44	860,571	780,062	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.145%	9/25/37	615,475	573,297	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.153%	9/25/37	624,461	607,502	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.670%	5/25/44	695,856	539,338	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	440,882	307,734	(b)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS –– Continued
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.620%	11/25/34	1,849,389	$1,408,388	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.441%	7/25/37	1,747,027	1,012,338	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	1.012%	4/25/47	1,110,884	642,874	(b)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	823,392	431,438
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.667%	9/25/36	1,344,170	776,604
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	6.081%	9/25/36	164,438	92,719
Washington Mutual Inc., 2004-AR11	2.492%	10/25/34	500,591	446,781	(b)
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	534,866	406,567	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.525%	7/25/45	433,025	337,514	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR02 A	1.642%	4/25/44	311,780	240,076	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.595%	11/25/34	1,315,049	1,009,473	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.465%	4/25/45	387,902	301,224	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.505%	7/25/45	29,357	22,118	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.555%	7/25/45	195,991	152,319	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.525%	10/25/45	355,217	272,765	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.505%	12/25/45	724,179	575,313	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	44,428	45,921
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR5 3A	1.182%	7/25/46	1,321,643	480,084	(b)
Wells Fargo Mortgage Loan Trust, 2010-RR2 1A2	5.169%	9/27/35	2,418,992	1,931,609	(a)(b)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $62,785,249)				64,281,128
COLLATERALIZED SENIOR LOANS — 6.0%
CONSUMER DISCRETIONARY — 2.3%
Carmike Cinemas Inc., Term Loan	5.500%	1/27/16	887,589	865,399	(i)
Getty Images Inc., Term Loan B	5.250%	11/7/16	980,689	974,560	(i)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.740%	11/23/16	166,092	154,880	(i)
Las Vegas Sands LLC, Term Loan B	2.740%	11/23/16	826,389	769,723	(i)
Univision Communications Inc.	4.489%	3/31/17	990,478	839,017	(i)
TOTAL CONSUMER DISCRETIONARY				3,603,579
HEALTH CARE — 2.4%
Community Health Systems Inc., Delayed Draw Term Loan	2.569%	7/25/14	72,865	68,078	(i)
Community Health Systems Inc., Term Loan B	2.569%	7/25/14	1,419,235	1,326,000	(i)
Grifols Inc., Term Loan B	6.000%	6/1/17	1,500,000	1,468,500	(i)
MedAssets Inc., Term Loan B	5.250%	11/16/16	916,260	895,644	(i)
TOTAL HEALTH CARE				3,758,222
INDUSTRIALS — 0.0%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	33,104	33,104	(e)(i)
Trico Shipping AS, Term Loan B	1.000%	5/13/14	33,104	33,104	(e)(i)
TOTAL INDUSTRIALS				66,208
INFORMATION TECHNOLOGY — 1.3%
First Data Corp., Term Loan B	4.235%	3/23/18	424,158	348,074	(i)
First Data Corp., Term Loan B2	2.985%	9/24/14	514,436	449,060	(i)
Freescale Semiconductor Inc., Term Loan	4.472%	12/1/16	1,478,386	1,350,875	(i)
TOTAL INFORMATION TECHNOLOGY				2,148,009
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $10,042,816)				9,576,018

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MORTGAGE-BACKED SECURITIES — 0.3%
FNMA — 0.3%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $456,065)	6.500%	8/25/44	443,900		$508,585
MUNICIPAL BONDS — 6.7%
Florida — 1.7%
Florida Educational Loan Marketing Corp., 2002-1 B	0.543%	12/1/36	700,000		551,250	(b)(d)(j)
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.495%	12/1/18	2,500,000		2,081,250	(b)(j)
Total Florida					2,632,500
Kentucky — 0.9%
Carroll County, KY, PCR, Kentucky Utilities Co. Project, AMBAC	0.282%	10/1/32	1,800,000		1,404,000	(b)
Nevada — 0.8%
Washoe County, NV, Pollution Control, Gas & Water Facilities Revenue, Sierra Pacific Power Co., AMBAC	0.642%	3/1/36	1,700,000		1,326,000	(b)(j)
New York — 0.8%
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York Inc., AMBAC	0.263%	10/1/36	1,600,000		1,120,000	(b)(j)
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Project, NATL-RE	0.280%	12/1/20	200,000		156,000	(b)(d)
Total New York					1,276,000
Pennsylvania — 2.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.926%	6/1/47	4,325,000		4,016,844	(b)(d)
TOTAL MUNICIPAL BONDS (Cost — $10,825,889)					10,655,344
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 5.2%
Brazil Nota do Tesouro Nacional	5.952%	5/15/45	4,700,000		5,313,403
Brazil Nota do Tesouro Nacional, Notes	5.905%	8/15/50	5,388,963		2,951,471
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $8,063,134)					8,264,874
SOVEREIGN BONDS — 1.6%
Brazil — 0.4%
Brazil Nota do Tesouro Nacional, Notes	9.762%	1/1/14	280,000	BRL	145,774
Brazil Nota do Tesouro Nacional, Notes	9.762%	1/1/17	826,000	BRL	413,037
Total Brazil					558,811
Honduras — 0.0%
Republic of Honduras	0.235%	10/1/11	17,624		17,624	(b)
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	184,000	USD	152,720	(a)(b)
Malaysia — 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,500,000	MYR	477,361
Government of Malaysia, Senior Bonds	4.262%	9/15/16	290,000	MYR	94,251
Total Malaysia					571,612
Mexico — 0.7%
Mexican Bonos, Bonds	8.000%	6/11/20	11,147,000	MXN	890,005
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	252,881
Total Mexico					1,142,886

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela — 0.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	2,000	$1,235
TOTAL SOVEREIGN BONDS (Cost — $2,741,714)				2,444,888

			SHARES
COMMON STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.3%
Automobiles — 0.1%
General Motors Co.			8,815	177,887	*
Media — 0.2%
Charter Communications Inc., Class A Shares			4,936	231,202	*
TOTAL CONSUMER DISCRETIONARY				409,089
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			789	15,748	*
INDUSTRIALS — 0.1%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			20	12,900	(d)(e)
Nortek Inc.			1,206	22,914	*
Total Building Products				35,814
Marine — 0.1%
DeepOcean Group Holding AS			8,860	124,040	(d)
TOTAL INDUSTRIALS				159,854
MATERIALS — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			8,950	123,779	*
TOTAL COMMON STOCKS (Cost — $1,365,326)				708,470

CONVERTIBLE PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
Thrifts & Mortgage Finance — 0.1%
Federal National Mortgage Association (FNMA) (Cost - $1,357,500)	5.375%		15	87,000	*
PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
Escrow GCB General Motors	0.000%		55,025	13,756	(d)(e)
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	30,510	*(c)(e)
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	270	*(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	522	*
Total Thrifts & Mortgage Finance				792
TOTAL FINANCIALS				31,302
TOTAL PREFERRED STOCKS (Cost — $12,240)				45,058

	EXPIRATION DATE		WARRANTS
WARRANTS — 0.1%
Buffets Restaurant Holdings		4/28/14	223	2	*(d)(e)
Charter Communications Inc.		11/30/14	265	2,981	*(d)
CMP Susquehanna Radio Holdings Co.		3/23/19	3,624	15,909	*(a)(d)(e)
General Motors Co.		7/10/16	8,062	93,842	*
General Motors Co.		7/10/19	8,062	63,932	*
Nortek Inc.		12/7/14	576	1,152	*(d)(e)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	EXPIRATION DATE		WARRANTS	VALUE
SemGroup Corp.		11/30/14	830	$3,403	*(e)
TOTAL WARRANTS (Cost — $749,867)				181,221
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $226,232,551)				229,616,674

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreements — 2.2%
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/11; Proceeds at maturity - $3,532,012; (Fully collateralized by U.S. government agency obligations, 0.440% due 8/28/12; Market value - $3,602,640) (Cost - $3,532,000)	0.040%	10/3/11	3,532,000	3,532,000
TOTAL INVESTMENTS — 147.0% (Cost — $229,764,551#)				233,148,674
Liabilities in Excess of Other Assets — (1.6)%				(2,555,801)
Liquidation value of Preferred Shares — (45.4)%				(72,000,000)
TOTAL NET ASSETS — 100.0%				$158,592,873

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	The coupon payment on these securities is currently in default as of September 30, 2011.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(e)	Illiquid security.
(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	The maturity principal is currently in default as of September 30, 2011.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CMB	- Cash Management Bill
	IO	- Interest Only
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	PAC	- Planned Amortization Class
	PO	- Principal Only
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Notes to Schedule of Investments (unaudited) (continued)

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$72,986,077	$5,933,429	$78,919,506
Asset-backed securities	—	48,731,758	5,212,824	53,944,582
Collateralized mortgage obligations	—	63,867,730	413,398	64,281,128
Collateralized senior loans	—	9,576,018	—	9,576,018
Mortgage-backed securities	—	508,585	—	508,585
Municipal bonds	—	10,499,344	156,000	10,655,344
Non-U.S. treasury inflation protected securities	—	8,264,874	—	8,264,874
Sovereign bonds	—	2,444,888	—	2,444,888
Common stocks	$571,530	—	136,940	708,470
Convertible preferred stocks	—	87,000	—	87,000
Preferred stocks	—	31,302	13,756	45,058
Warrants	157,774	19,312	4,135	181,221
Total long-term investments	$729,304	$217,016,888	$11,870,482	$229,616,674
Short-term investments†	—	3,532,000	—	3,532,000
Total investments	$729,304	$220,548,888	$11,870,482	$233,148,674
Other financial instruments:
Credit default swaps on corporate issues - buy protection‡	—	$63,519	—	$63,519
Credit default swaps on credit indices - sell protection‡	—	111,675	—	111,675
Credit default swaps on credit indices - buy protection‡	—	107,480	—	107,480
Total other financial instruments	—	$282,674	—	$282,674
Total	$729,304	$220,831,562	$11,870,482	$233,431,348

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Credit default swaps on corporate issues - buy protection‡	—	$99,739	—	$99,739
Credit default swaps on credit indices - sell protection‡	—	96,530	—	96,530
Total	—	$196,269	—	$196,269

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

	CORPORATE	ASSET-	COLLATERALIZED
	BONDS &	BACKED	MORTGAGE	MUNICIPAL
INVESTMENTS IN SECURITIES	NOTES	SECURITIES	OBLIGATIONS	BONDS
Balance as of December 31, 2010	$852,866	$5,590,638	$19,644	—
Accrued premiums/discounts	(4,575)	70,811	3,409	$2,263
Realized gain (loss)(1)	838	(42,930)	(48,967)	—
Change in unrealized appreciation (depreciation)(2)	29,442	(100,621)	43,486	(263)
Net purchases (sales)	(14,000)	(124,838)	(5,687)	154,000
Transfers into Level 3	5,068,858	1,063,536	401,513	—
Transfers out of Level 3	—	(1,243,772)	—	—
Balance as of September 30, 2011	$5,933,429	$5,212,824	$413,398	156,000
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(2)	$26,278	$(120,748)	$43,486	(263)

	COMMON	PREFERRED
INVESTMENTS IN SECURITIES	STOCKS	STOCKS		WARRANTS	TOTAL
Balance as of December 31, 2010	$9,001	$0	*	$4,034	$6,476,183
Accrued premiums/discounts	—	—		—	71,908
Realized gain (loss)(1)	—	30,371		0 *	(60,688)
Change in unrealized appreciation (depreciation)(2)	(77,685)	15,104		13,029	(77,508)
Net purchases (sales)	205,624	(31,719)		—	183,380
Transfers into Level 3	—	—		2,981	6,536,888
Transfers out of Level 3	—	—		(15,909)	(1,259,681)
Balance as of September 30, 2011	$136,940	$13,756		$4,135	$11,870,482
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(2)	$(77,685)	$13,756		(2,880)	$(118,056)

* Value is less than $1.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the indexmeasuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(e) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or

Notes to Schedule of Investments (unaudited) (continued)

securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2011, the total notional value of all credit default swaps to sell protection is $22,262,202. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

Notes to Schedule of Investments (unaudited) (continued)

investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held credit default swaps with credit related contingent features which had a liability position of $196,269. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.  As of September 30, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $100,000, which could be used to reduce the required payment.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,368,045
Gross unrealized depreciation	(14,983,922)
Net unrealized appreciation	$3,384,123

Transactions in reverse repurchase agreements for the Fund during the period ended September 30, 2011 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$4,897,168	1.09%	$4,947,389

* Average based on the number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.38% to 1.56% during the period ended September 30, 2011. Interest expense incurred on reverse repurchase agreements totaled $40,309.

At September 30, 2011, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities, Inc.	0.40%	9/27/2011	10/27/2011	$1,301,430
Deutsche Bank Securities, Inc.	0.40%	9/27/2011	10/27/2011	1,511,183
Deutsche Bank Securities, Inc.	0.40%	9/27/2011	10/27/2011	869,940
Deutsche Bank Securities, Inc.	0.40%	9/27/2011	10/27/2011	1,005,800
				$4,688,353

Notes to Schedule of Investments (unaudited) (continued)

On September 30, 2011, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $5,030,239.

At September 30, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Goldman Sachs Group Inc. (Citigroup Inc., 6.125%, due 5/15/18)	$1,700,000	3/20/14	4.700% quarterly	$(67,966)	—	$(67,966)
Goldman Sachs Group Inc. (CVS Corporation, 4.875%, due 9/15/14)	2,000,000	12/20/14	0.680% quarterly	(31,773)	$(16,219)	(15,554)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	100,000	3/20/15	5.000% quarterly	11,513	676	10,837
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	130,000	3/20/20	5.000% quarterly	23,804	2,898	20,906
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	70,000	3/20/13	5.000% quarterly	2,442	(226)	2,668
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	80,000	3/20/13	5.000% quarterly	2,790	(157)	2,947
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/15	5.000% quarterly	13,815	1,133	12,682
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	50,000	3/20/20	5.000% quarterly	9,155	1,351	7,804
Total	$4,250,000			$(36,220)	$(10,544)	$(25,676)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION3

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (CDX HY 8)	$21,666,202	6/20/12	0.860% quarterly	$111,675	—	$111,675
JPMorgan Securities Inc. (CMBX NA AM 1)	220,000	10/12/52	0.500% monthly	(35,632)	$(22,179)	(13,453)
Deutsche Bank AG (CMBX NA AM 1)	190,000	10/12/52	0.500% monthly	(30,773)	(16,557)	(14,216)
Goldman Sachs Group Inc. (CMBX NA AM 1)	186,000	10/12/52	0.500% monthly	(30,125)	(17,135)	(12,990)
Total	$22,262,202			$15,145	$(55,871)	$71,016

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Goldman Sachs Group Inc. (CMBX NA AM 4)	$127,000	2/17/51	0.500% monthly	$40,118	$25,203	$14,915
Deutsche Bank AG (CMBX 4 2007-2 AM)	114,000	2/17/51	0.500% monthly	36,012	18,446	17,566
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	449,000	10/12/52	0.100% monthly	31,350	18,446	12,904
Total	$690,000			$107,480	$62,095	$45,385

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

(3) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡ Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

Primary Underlying Risk Disclosure	Swap Contracts, at value
Credit Contracts	$86,405

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Notional Balance
Credit default swap contracts (to buy protection)	$4,535,700
Credit default swap contracts (to sell protection)	21,867,002

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Premier Bond Fund

Date: November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Premier Bond Fund

Date: November 23, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Principal Financial and Accounting Officer
Western Asset Premier Bond Fund

Date: November 23, 2011